GREENSPRING FUND,

                             INCORPORATED



                                <LOGO>



                             ANNUAL REPORT

                           DECEMBER 31, 2000





                This report is authorized for distribution
                 only to shareholders who have received a
                  copy of the official Prospectus of the
                      Greenspring Fund, Incorporated.







                                                 January 2001



Dear Fellow Shareholders:

     During the year 2000, the financial markets performed in a markedly different fashion from the previous two years. Investment managers with a "value"-oriented investment philosophy performed dramatically better than investors utilizing the "growth" style of investing, emphatically reversing a trend of the previous two years. All of the major indices experienced losses for the year, with the Dow Jones Industrial Average declining 6%, the Standard & Poor's 500 Index losing 10%, and the NASDAQ Composite falling 39%. We are very happy to report that the Greenspring Fund performed strongly in this environment, gaining 15.6% for the year, including the reinvestment of all dividend distributions. The Fund achieved its long-standing goal of providing positive performance despite the surrounding turbulence and volatility of the financial markets.

     After a continuance of the strong upsurge in technology securities during the first few months of the year, the equity markets staged one of the more dramatic reversals in recent history. The NASDAQ Index had increased 24% from the beginning of 2000 through March 10, only to then decline by an astounding 51% from March 10 through the end of the year. By year-end, the NASDAQ had returned to its level of the summer of 1999, and had lost all of its spectacular gains achieved during the latter part of 1999 and early 2000. The following, rather elementary, example illustrates the magnitude of this decline, relative to the gains that preceded it. If an investor begins with $1000 and makes a 100% gain, he ends up with $2000. If he then proceeds to lose 50% of that amount (50% of $2000), he is left with his original $1000. This basic mathematical rule is often misunderstood by the average investor, who may mistakenly believe that a 100% gain, followed by a 50% loss, would leave him far ahead, when in reality it merely returns him to his starting level. Investors in the NASDAQ experienced a painful, real-life demonstration of this during the last 12 months.

     One of the most notable aspects of the financial markets during 2000 was the large number of companies whose stock prices experienced devastating declines of 90% or more. Most of these were Internet-related companies, many of which did not even exist three years ago. However, hundreds of such companies with little more in value than an intriguing idea and a hastily prepared business plan joined the race to "go public." They were lured by investment bankers who could provide billions of dollars of low-cost capital, raised in the speculative initial public offering (IPO) market, from investors who were anxious to cash in on the revolutionary development of the Internet, fiber optics, or wireless telecommunications. Many of these companies, after spectacular stock price increases, crashed and burned, going out of business almost as quickly as they were created, instead of becoming the "next Microsoft."

     The mania associated with Internet stocks was not the typical experience of investors during the last several years, but does serve as an exaggerated microcosm of the entire market. Aside from the speculative Internet stocks, many other fine companies soared to unsustainably high valuation levels that greatly exceeded their companies' growth rates, a condition that led to an inevitable fall in price, as more rational thought once again prevailed later in the year. Furthermore, "old fashioned" concepts, such as earnings and positive cash flow, began to be appreciated by investors again. In the previous several years, the ability to analyze a company's financials seemed almost a hindrance. Last year, the investment community seemed to reward those companies that had strong fundamentals, while penalizing those with weaker underpinnings, regardless of how "cutting edge" their business was. In short, companies' stock prices went up, or down, for more logical reasons than in the previous two years.

     The common stocks in the Greenspring Fund performed extremely well, far surpassing the performance achieved in the fixed income portion of the portfolio. Areas that benefited performance during 2000 included our significant investments in companies involved in natural gas, financial companies, especially insurance companies and thrifts, and pharmaceuticals. Additionally, a proliferation of takeovers of companies in which the Fund had investments aided performance. In a more general sense, the Greenspring Fund benefited from a return to an environment in which our research-oriented style was rewarded, as investors once again began to focus on fundamentals.

     The strongest contributors to 2000's performance were in the securities of companies involved in the natural gas sector. The supply/demand imbalance about which we had written in several previous shareholder letters intensified with the price of natural gas shooting up to more than $9.00/mcf during December, as compared with less than $3.00/mcf a year ago. Along with this increase in the price of natural gas came a sharp increase in the stock prices of those companies involved in the exploration and production of natural gas. The single best performer for the Fund during 2000 was Mitchell Energy and Development, a Texas-based natural gas producer. Mitchell not only benefited from the higher price of natural gas as did all producers, but also was helped by significantly increased production of natural gas as compared with prior years. Consequently, Mitchell reported earnings throughout the year that have steadily and sharply increased, and should continue to do so for at least the next several quarters. Additionally, Mitchell's management wisely undertook shareholder-friendly efforts, such as combining their existing two-class common stock structure into a single class, paying out a special dividend, and raising its ongoing dividend. Investors took note of Mitchell's tremendous growth prospects and shareholder-oriented management by pushing up its stock price considerably.

     Another significant factor in 2000's positive performance was the common stock investment in PartnerRe Ltd., a long time holding in the Greenspring Fund. PartnerRe Ltd. is a diversified provider of reinsurance to the insurance industry. Very conservatively managed, PartnerRe is one of the world's largest and most soundly financed reinsurance companies - factors that are very important to their insurance company customers which seek stable and deep-pocketed reinsurance companies with whom to do business. PartnerRe's stock benefited principally from two factors during 2000. First, the large number of incidences of natural disasters during the last several years has forced the departure of some of the poorly financed competitors in the industry. Consequently, the market for property catastrophe reinsurance, one of PartnerRe's specialties, is expected to tighten considerably during the January 2001 renewal season, leading to strong price increases for reinsurance companies such as PartnerRe. Secondly, insurance companies of all types came back during the year as investors once again embraced companies that could provide their shareholders with steady earnings.

     The third largest individual positive contributor to 2000's performance was the Fund's investment in Kinder Morgan, Inc., a company involved in the transportation and distribution of natural gas and petroleum products through a vast network of pipelines operating mainly in the Midwest. Formerly known as K N Energy, Kinder Morgan had a very significant change in management a little more than a year ago. The new management team, led by Rich Kinder (formerly with Enron Corp.), has transformed what was a sleepy, slow-growth utility-type company into a fast growing regional distribution company.
Wall Street is very familiar with Rich Kinder due to his past successes at Enron and was eager to support his efforts with Kinder Morgan. Since Rich
Kinder took the helm, the company has regularly exceeded analysts' earnings expectations and has grown at a rate well above industry averages. This excellent operating performance did not go unnoticed by the investment community as evidenced by Kinder Morgan's significant stock price appreciation during the year.

     Examining the factors that hurt performance during 2000, the largest negative influence was the performance of our fixed income sector. In a reversal of the previous several years, when our fixed income investments aided our overall performance substantially, such investments were down, on the average, during 2000, with the positive performances turned in by many of our special situation fixed income investments outweighed by negative returns by others. A significant contributing factor to these declines was the very difficult overall environment for high yield bonds, as evidenced by the decline of more than 8% in the Lipper "High Current Yield" index during the year. Additionally, several of the companies in which the Fund had investments (Prime Retail and Kellstrom Industries being the worst culprits) had overleveraged balance sheets, a condition that caused refinancing concerns
in the investment community.   Nevertheless, we used the weakness in the high
yield market to add to certain existing positions, as well as to establish new holdings. Happily, last year's damage in the fixed income portion of the Fund, while painful during 2000, positions the Fund very well to benefit from a rebound in these securities during 2001. We have pruned several of the securities in which we had lost confidence, but maintain significant positions in special situation fixed income investments, especially "busted" convertible bonds, believing that these securities will provide very strong annualized returns during the next several years. Importantly, the average maturity for these securities is less than four years away, which will greatly reduce the volatility of this portion of the Fund's portfolio, regardless of movements in interest rates or the financial markets.

     In the early days of 2001, we have witnessed a "Jekyll and Hyde" kind of market. Daily performance has been either very good or very bad, as investors' emotions seem to be tenuous and easily swayed by the latest-breaking news story. This follows a historically volatile year in 2000. Interestingly, 2000 was a year in which one of the records broken by the NASDAQ was for the greatest number of days with daily gains of one percent or more. Yet, for the year as a whole, the NASDAQ had its worst year since the Index was first compiled in 1971. So far in 2001, a great deal of profit taking has occurred in the defensive stocks that had done so well during 2000. This is partially because many investors with taxable accounts wished to defer realization of their gains until the new year. Although profit taking has affected several of the Fund's securities, we look for them to rebound, as their fundamentals are still quite strong.

     Our view regarding the financial markets is that 2001 will continue to be a volatile, choppy year. The economy is unquestionably weakening, as evidenced by most of the government economic statistical releases, and echoed by the proliferation of companies issuing announcements warning that earnings would be lower than earlier projected. As these warnings are met with disappointment by investors, these companies' stocks usually react in a sharply negative manner, and often drag down the stock prices of other companies in the same industry as well. This phenomenon has continued for many months, and has caused investors to have far less confidence in their equity portfolios, especially their technology holdings. As investors have become worried that their stocks might be the next to join the earnings disappointment scrap heap, they have become far more easily unnerved, which has resulted in increased market volatility. Unlike the recent past when investors thought only of upside potential, investors have come to realize that stocks can go down as well.

     Moves from the Federal Reserve in early 2001 clearly indicate that it also saw the economic weakness and was concerned enough about it to act, and act decisively, by reducing the Federal funds rate. The financial markets reacted positively to this action. Most analysts expect that the Fed will continue to lower short-term interest rates in the weeks and months ahead in an effort to head off a recession. Historically, periods of declining interest rates have been lucrative times for investing in stocks.

     Consequently, between the concerns caused by reports of a weakening economy and the positive benefits of falling interest rates, many crosscurrents will buffet the financial markets. We plan to be opportunistic and proactive in such an environment. As valuations move to extremes, we will attempt to take advantage of overzealous investors. As certain securities are sold down to ridiculously low levels on the heels of an earnings disappointment, we may scoop some up in order to participate in a rebound. Conversely, if one of the Fund's holdings begins to reach valuation levels that we believe to be unsustainable, even if underlying business trends are healthy, we may sell some or all of the position with the expectation of possibly buying back stock in the company at a later date, and lower price.

     We are looking forward to the year ahead as we envision another year in which the Greenspring Fund's research-driven investment style will be rewarded in the market. The Fund was able to provide excellent performance for our shareholders in 2000, despite the intense volatility in the stock market. With 2001 beginning with even more volatility than last year, the Fund's ability to move in and out of equity securities opportunistically should again be a beneficial trait. We expect that the financial markets will continue to favor a value-oriented, fundamentally-based investment style, and this trend could in fact be amplified if investors undergo significant reallocations of their portfolios during the beginning of the year, as they typically do, and shift their assets from what disappointed them last year
(a growth philosophy) to what worked successfully (a value style). Furthermore, as explained in detail earlier, although our special situation fixed income securities did not make a positive contribution to 2000's performance, we believe this portion of the portfolio is poised to provide very solid, non-volatile performance during 2001. The financial market environment that we anticipate for this year is the type in which the Fund has historically fared very well, both on an absolute basis as well as in comparison with mutual funds utilizing other investment styles. Consequently, we are very excited about the Greenspring Fund's prospects for providing another year of strong positive results for all of our fellow shareholders.

			                                              Respectfully,

                                                 /s/Charles vK. Carlson
		                                              	Charles vK. Carlson
			                                              President

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2000


COMMON STOCKS (57.33%)

    Shares                                                         Value
    ------                                                         -----

                 Banks - Regional (2.79%)

      9,000      Mercantile Bankshares Corp.                   $   388,688
     14,476      SunTrust Banks, Inc.                              911,988
                                                               -----------
                                                                 1,300,676
                                                               -----------

                 Building Materials (0.93%)

     10,300      Martin Marietta Materials, Inc.                   435,690
                                                               -----------
                                                                   435,690
                                                               -----------

                 Business and Public Services (2.62%)

      20,200    *Cendant Corporation                               194,425
     220,000    *Modis Professional Services                       907,500
      73,000    *Personnel Group of America                        123,188
                                                               -----------
                                                                 1,225,113
                                                               -----------

                 Communications Equipment (1.10%)

      36,000    *Efficient Networks                                513,000
                                                               -----------
                                                                   513,000
                                                               -----------

                 Consumer Electronics (0.63%)

      70,925    *SONICblue Incorporated                            292,565
                                                               -----------
                                                                   292,565
                                                               -----------

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2000


COMMON STOCKS (CON'T)

    Shares                                                         Value
    ------                                                         -----

                 Diversified Natural Gas (8.90%)

     3,600       El Paso Natural Gas Corporation               $   257,850
     2,700       Equitable Resources, Inc.                         180,225
    30,000       Kinder Morgan, Inc.                             1,565,625
    42,000       NiSource, Inc.                                  1,291,500
    28,800       Questar Corp.                                     865,800
                                                               -----------
                                                                 4,161,000
                                                               -----------

                 Education (1.75%)

    55,200      *Sylvan Learning Systems, Inc.                     817,650
                                                               -----------
                                                                   817,650
                                                               -----------

                 Electric Power Generation (0.41%)

     7,000      *NRG Energy Inc.                                   194,688
                                                               -----------
                                                                   194,688
                                                               -----------

                 Electrical Instruments and Controls (1.47%)

     8,700       Emerson Electric Co.                              685,669
                                                               -----------
                                                                   685,669
                                                               -----------

                 Engineering Services (0.79%)

    47,400      *Michael Baker Corporation                         367,350
                                                               -----------
                                                                   367,350
                                                               -----------

                 Industrial Gas (0.55%)

    37,600      *Airgas, Inc.                                      256,150
                                                               -----------
                                                                   256,150
                                                               -----------

                      GREENSPRING FUND, INCORPORATED
	                        PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2000


COMMON STOCKS (CON'T)

    Shares                                                         Value
    ------                                                         -----

                 Insurance (10.31%)

    41,500      *Arch Capital Corp.                            $   622,500
    34,450       PartnerRe, Ltd.                                 2,101,450
    77,800       UnumProvident Corp.                             2,090,875
                                                               -----------
                                                                 4,814,825
                                                               -----------

                 Manufacturing (2.90%)

    70,150      *Middleby Corporation                              420,900
    20,700       Woodward Governor Company                         934,734
                                                               -----------
                                                                 1,355,634
                                                               -----------

                 Multi-Industry (1.52%)

    88,800       U.S. Industries, Inc.                             710,400
                                                               -----------
                                                                   710,400
                                                               -----------

                 Natural Gas Distribution (5.56%)

     5,500       Chesapeake Utilities Corporation                  102,437
     2,000       New Jersey Resources                               86,500
    30,000       NICOR, Inc.                                     1,295,625
    29,100       Piedmont Natural Gas Company, Inc.              1,111,256
                                                               -----------
                                                                 2,595,818
                                                               -----------

                 Oil and Gas Exploration/Production (10.08%)

     3,900       Burlington Resources, Inc.                        196,950
     8,000      *Chieftan International                            221,000
    11,140       EOG Resources, Inc.                               609,218
    15,000      *HS Resources, Inc.                                635,625
    15,800      *Louis Dreyfus Natural Gas                         723,838
    37,900       Mitchell Energy & Development Corp.             2,321,375
                                                               -----------
                                                                 4,708,006
                                                               -----------

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2000


COMMON STOCKS (CON'T)

    Shares                                                         Value
    ------                                                         -----

                 Oil Service (1.13%)

    15,000      *Maverick Tube Corp.                           $   339,375
    20,000      *NS Group, Inc.                                    189,000
                                                               -----------
                                                                   528,375
                                                               -----------

                  Real Estate (1.10%)

   110,000        Center Trust, Inc.                               515,625
                                                               -----------
                                                                   515,625
                                                               -----------

                  Retail (0.01%)

    17,500       *Lechters, Inc.                                     3,281
                                                               -----------
                                                                     3,281
                                                               -----------

                 Savings Institutions (1.49%)

     5,100       Coastal Bancorp, Inc.                             122,400
    30,000      *ITLA Capital Corp.                                573,750
                                                               -----------
                                                                   696,150
                                                               -----------

                 Semi-Conductor Equipment Manufacturer (0.29%)

     6,000      *Advanced Energy Industries                        135,938
                                                               -----------
                                                                   135,938
                                                               -----------

                 Software and Services (0.10%)

    25,000      *Sequoia Software Corporation                       47,657
                                                               -----------
                                                                    47,657
                                                               -----------

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2000


COMMON STOCK (CON'T)

    Shares                                                         Value
    ------                                                         -----

                 Solid Waste Services (0.24%)

    18,900      *Waste Industries, Inc.                        $   113,400
                                                               -----------
                                                                   113,400
                                                               -----------

                 Utilities - Electric (0.66%)

    10,000       Utilicorp United                                  310,000
                                                               -----------
                                                                   310,000
                                                               -----------

                 Total Common Stocks (Cost $19,179,629)         26,784,660
                                                               ===========


INVESTMENT IN REGISTERED INVESTMENT COMPANY (1.09%)

    57,400       John Hancock Bank & Thrift Opportunity Fund       509,425
                                                               -----------

                 Total Investment in Registered Investment
                  Company (Cost $412,008)                          509,425
                                                               ===========

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
	                           DECEMBER 31, 2000


BONDS (29.52%)

   Principal
    Amount/
    Shares                                                         Value
    ------                                                         -----

                 Convertible Bonds (26.01%)

$  250,000       Adaptec, Inc., 4.75%, 2/1/04                  $   198,125
   500,000       Cellstar Corp., 5.00%, 10/15/02                   123,750
 1,363,000       Center Trust Inc., 7.50%, 1/15/01               1,358,741
 4,509,000       Efficient Networks, 5.00%, 3/15/05              2,265,773
   350,000       HEALTHSOUTH Corp., 3.25%, 4/1/03                  308,656
 1,350,000       Kellstrom Industries, 5.50%, 6/15/03              513,000
 1,430,000       Lechters, Inc., 5.00%, 9/27/01                  1,165,450
 6,176,000       Network Associates, 0.00%, 2/18/18              1,811,624
 3,885,000       Personnel Group of America, 5.75%, 7/1/04       1,505,438
 1,650,000       SONICblue Incorporated, 5.75%, 10/01/03         1,196,250
 3,707,000       Speedfam - IPEC, Inc., 6.25%, 9/15/04           1,705,220
                                                               -----------
                                                                12,152,027
                                                               -----------

                  Non-Convertible Bonds (3.51%)

 2,573,000        Bay View Capital Corp., 9.125%, 8/15/07        1,638,144
                                                               -----------
                                                                 1,638,144
                                                               -----------

                  Total Bonds (Cost $18,386,143)                13,790,171
                                                               ===========


COMPANIES IN LIQUIDATION (3.27%)

   581,450     *!Hi Shear Industries, Inc.                       1,526,306
                                                               -----------

                 Total Companies in Liquidation
                  (Cost $1,308,195)                              1,526,306
                                                               ===========

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
	                           DECEMBER 31, 2000


SHORT-TERM INVESTMENTS (7.94%)

   Principal
    Amount/
    Shares                                                        Value
    ------                                                        -----

                 Commercial Paper (4.28%)

$1,000,000       American Express, 6.11%, 1/9/01               $ 1,000,000
 1,000,000       American Express, 6.56%, 1/2/01                 1,000,000
                                                               -----------
                                                                 2,000,000
                                                               -----------

                 Other Short-Term Investments (3.66%)

 1,708,524       Temporary Investment Fund, Inc.                 1,708,524
                                                               -----------
                                                                 1,708,524
                                                               -----------

                 Total Short-Term Investments
                  (Cost $3,708,524)                              3,708,524
                                                               ===========

                 Total Investments (99.15%) (Cost $42,994,499)  46,319,086

                 Other Assets Less Liabilities (0.85%)             398,378
                                                               -----------

                 Total Net Assets (100%)                       $46,717,464
                                                               ===========

* Non-income producing securities
! Non-controlled affiliated issuer; affiliated issuers, as defined by the Investment Company Act of 1940, are issuers in which the Fund held 5% or more of the outstanding voting securities.

                      GREENSPRING FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 2000


ASSETS

 Investments, at market value (Cost $42,994,499)               $46,319,086
 Interest receivable                                               452,600
 Receivable for securities sold                                    339,994
 Dividends receivable                                               59,016
 Prepaid expense                                                     8,024
 Receivable for Fund shares                                            727
                                                               -----------
                                                                47,179,447
                                                               -----------

LIABILITIES

 Payable for securities purchased                                  305,863
 Payable for Fund shares                                            70,180
 Accrued expenses                                                   52,564
 Due to investment adviser                                          33,376
                                                               -----------
                                                                   461,983
                                                               -----------

NET ASSETS

 Capital stock, $.01 par value, authorized 60,000,000 shares,
 outstanding, 2,750,804                                        $46,717,464
                                                               ===========

NET ASSETS CONSIST OF:

 Capital stock at par value                                         27,508
 Paid in capital                                                45,879,821
 Undistributed net investment income                               304,500
 Accumulated net realized losses                                (2,818,952)
 Unrealized appreciation of investments                          3,324,587
                                                               -----------
                                                               $46,717,464
                                                               ===========

NET ASSET VALUE PER SHARE                                      $     16.98
                                                               ===========





The accompanying notes are an integral part of these financial statements.
                                   13

                      GREENSPRING FUND, INCORPORATED
                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 2000


NET INVESTMENT INCOME

Income
 Interest                                                      $ 2,368,092
 Dividend (net of foreign taxes withheld of $619)                  544,214
                                                               -----------
  Total Income                                                   2,912,306
                                                               -----------

Expenses
 Investment advisory fees                                          363,206
 Professional fees                                                  55,268
 Administrative fees                                                49,371
 Transfer agent fees                                                45,338
 Miscellaneous fees                                                 27,291
 Custody fees                                                       21,638
 Registration fees                                                  17,560
 Reports to shareholders                                            15,524
 Directors fees                                                      5,850
                                                               -----------
  Total Expenses                                                   601,046
                                                               -----------

  Net Investment Income                                          2,311,260
                                                               -----------

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS

 Net realized gains on investments                               3,386,623
 Net change in unrealized appreciation/depreciation of
  investments                                                      505,302
                                                               -----------
                                                                 3,891,925
                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 6,203,185
                                                               ===========




The accompanying notes are an integral part of these financial statements.
                                   14

                      GREENSPRING FUND, INCORPORATED
                    STATEMENT OF CHANGES IN NET ASSETS



                                               Year Ended      Year Ended
                                              December 31,    December 31,
                                                  2000            1999
                                                  ----            ----


OPERATIONS:

 Net investment income                        $ 2,311,260     $ 4,991,515
 Net realized gains/(losses)
  from investments                              3,386,623      (2,522,354)
 Net change in unrealized appreciation/
  depreciation of investments                     505,302      (1,179,305)
                                              -----------     ------------
                                                6,203,185       1,289,856
                                              -----------     ------------

DISTRIBUTION TO SHAREHOLDERS:

 Net investment income                         (2,203,042)     (4,860,044)
 Net realized gain on investments                   -               -
                                               -----------    ------------
                                               (2,203,042)     (4,860,044)
                                               -----------    ------------

CAPITAL STOCK TRANSACTIONS:

 Sale of 518,957 and 482,067 shares             8,334,340       7,846,583
 Distributions reinvested of 128,018 and
  289,490 shares                                2,067,212       4,578,721
 Redemption of 1,842,546 and 3,897,102
  shares                                      (28,496,930)    (61,926,876)
                                              ------------    ------------
                                              (18,095,378)    (49,501,572)
                                              ------------    ------------

TOTAL DECREASE IN NET ASSETS                  (14,095,235)    (53,071,760)

NET ASSETS AT BEGINNING OF PERIOD              60,812,699     113,884,459
                                              -----------     ------------

NET ASSETS AT END OF PERIOD                   $46,717,464     $60,812,699
                                              ===========     ============



The accompanying notes are an integral part of these financial statements.
                                    15

                      GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 2000

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

                                    16

                      GREENSPRING FUND, INCORPORATED
	                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
 	                          DECEMBER 31, 2000

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.
These factors are subject to change over time and are reviewed periodically.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Income Taxes - It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 13, 2000, the Board of Directors declared an income dividend of $.43 per share payable on July 14, 2000 to shareholders of record on July 12, 2000. Additionally, on December 21, 2000, the Board of Directors declared an income dividend of $.36 per share payable on December 22, 2000 to shareholders of record on December 20, 2000.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to stockholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

                                    17

                      GREENSPRING FUND, INCORPORATED
                NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 2000

Note 2 - Dividends and Distributions (Con't)

As of December 31, 2000, the Fund had capital loss carryforwards of $2,791,375 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration beginning in 2006.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2000, purchases and sales of investments, other than short-term investments, aggregated $45,989,802 and $67,404,408, respectively.

For federal income tax purposes, the cost of investments owned at December 31, 2000 was $43,015,499. Net unrealized appreciation of such investments aggregated $3,324,587, which was composed of appreciation of $9,978,259 for those securities having an excess of value over cost, and depreciation of $6,653,672 for those securities having an excess of cost over value.

Note 4 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2000, investment advisory fees payable amounted to $29,313.

Corbyn Investment Management, Inc. also serves as the Fund's administrator.
As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2000, administrative fees payable amounted to $4,063.


                                    18

                      GREENSPRING FUND, INCORPORATED
                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 2000

Note 4 - Transactions with Related Parties (Con't)

As of December 31, 2000, investors for whom Corbyn Investment Management was investment adviser held 586,733 shares of the Fund's common stock.




















                                    19

                      GREENSPRING FUND, INCORPORATED
                           FINANCIAL HIGHLIGHTS
             (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  2000     1999     1998      1997      1996
                                                                  ----     ----     ----      ----      ----
Net Asset Value, Beginning of Period                             $15.41   $16.10   $20.04    $17.24    $15.05
                                                                 ------   ------   ------    ------    -------
Income From Investment Operations
 Net Investment Income                                             0.85     1.16     0.76      0.50      0.74
 Net Realized and Unrealized Gain/Loss on Investments              1.51    (0.73)   (3.91)     3.58      2.60
                                                                 ------   -------  -------   ------    -------
Total From Investment Operations                                   2.36     0.43    (3.15)     4.08      3.34
                                                                 ------   -------  -------   ------    -------
Less Distributions
 Net Investment Income                                            (0.79)   (1.12)   (0.75)    (0.67)    (0.59)
 Net Realized Gain on Investments                                    -        -     (0.04)    (0.60)    (0.56)
 Distributions in Excess of Net Investment Income                    -        -        -      (0.01)       -
                                                                  ------   ------  -------   -------   --------
Total Distributions			                                            (0.79)   (1.12)   (0.79)    (1.28)    (1.15)
                                                                  ------   ------  -------   -------   --------
Net Asset Value, End of Period                                    $16.98   $15.41   $16.10    $20.04    $17.24
                                                                  ======   ======  =======   ========  ========
Total Return                                                      15.64%    2.64%  (15.97%)   23.95%    22.65%
                                                                  ======   ======  =======   ========  ========
Ratios/Supplemental Data

Net Assets, End of Period (000's)                                 $46,717  $60,813 $113,884  $181,214   $91,492
                                                                  =======  ======= ========  ========   =======
Ratio of Expenses to Average Net Assets                            1.24%    1.08%   1.01%     1.00%      1.04%
                                                                  =======  ======= ========  ========   ========
Ratio of Net Investment Income to Average Net Assets               4.83%    6.10%   3.77%     3.10%      4.69%
                                                                  =======  ======= ========  ========   ========
Portfolio Turnover                                                100.78%   91.27%  71.62%    46.17%     60.74%
                                                                  =======  ======= ========  ========   ========


                                    20

                     Report of Independent Accountants


To the Board of Directors and Shareholders of Greenspring Fund, Incorporated

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated
(the "Fund"), at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements in accordance with auditing standards generally accepted in the United States of America, which requires that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe our audits, which included confirmation of securities at December
31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 17, 2001







                                    21

                      GREENSPRING FUND, INCORPORATED
                       PERFORMANCE SINCE INCEPTION


                                <CHART>

              HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

                       7/1/83           $10,000
                      12/31/83           11,223
                      12/31/84           12,692
                      12/31/85           15,238
                      12/31/86           17,668
                      12/31/87           19,304
                      12/31/88           22,389
                      12/31/89           24,762
                      12/31/90           23,149
                      12/31/91           27,626
                      12/31/92           32,190
                      12/31/93           36,906
                      12/31/94           37,952
                      12/31/95           45,082
                      12/31/96           55,291
                      12/31/97           68,532
                      12/31/98           57,585
                      12/31/99           59,108
                      12/31/00           68,354

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total return for the one, five and ten year periods ended December 31, 2000 were 15.64%, 8.68% and 11.44%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                                    22


                     Greenspring Fund, Incorporated
                     2330 West Joppa Road, Suite 110
                          Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                           greenspringfund.com


              DIRECTORS                           TRANSFER AGENT
    Charles vK. Carlson, Chairman                    PFPC Inc.
         William E. Carlson                    400 Bellevue Parkway
             David T. Fu                       Wilmington, DE 19809
         Michael J. Fusting                       (800) 576-7498
          Michael T. Godack
         Richard Hynson, Jr.
           Michael O'Boyle                         ADMINISTRATOR
                                         Corbyn Investment Management, Inc.
              OFFICERS                    2330 West Joppa Road, Suite 108
         Charles vK. Carlson                   Lutherville, MD 21093
President and Chief Executive Officer
                                                    CUSTODIAN
          Michael T. Godack                    PFPC Trust Company
       Sr. Vice President and                  8800 Tinicum Blvd.
      Chief Compliance Officer               Third Floor, Suite 200
                                             Philadelphia, PA 19153
          Michael J. Fusting
        Sr. Vice President and               INDEPENDENT ACCOUNTANTS
        Chief Financial Officer             PricewaterhouseCoopers LLP
                                               250 W. Pratt Street
        Elizabeth Agresta Swam               Baltimore, MD 21201-2304
        Secretary and Treasurer

          INVESTMENT ADVISER                      LEGAL COUNSEL
  Corbyn Investment Management, Inc.        Kirkpatrick & Lockhart LLP
   2330 West Joppa Road, Suite 108        1800 Massachusetts Avenue, N.W.
        Lutherville, MD 21093               Washington, DC 20036-1800